Exhibit 10.1

Blanket Purchase Agreement 4015356, 4 Consolidated Edison Company of New York, Inc. 4 IRVING PLACE NEW YORK, NY 10003 UNITED STATES Supplier: WILLDAN ENERGY SOLUTIONS 245 PARK AVE NEW YORK, NY 10167 UNITED STATES Type Blanket Purchase Agreement Order 4015356 Revision 4 PO Approved Date 09/23/2014 Revision Date 09/23/2014 Current Buyer Carl Thompson Supplier: KOURIS THOMAS Contact: (602)882-3673 Key Carl Thompson ConEd Contact: Ship To: 4 IRVING PLACE NEW YORK, NY 10003 UNITED STATES Bill To: FO Box 799 Cooper Station New York, NY 10276-0799 UNITED STATES Supplier No Payment Terms Freight Terms FOB Transportation Ship Via 11688 Net IS N/A N/A Effective start date Effective End date Amount Agreed (USD) 07/06/2012 06/30/2016 10,253,126.00 Notes: All deliverables shall be performed in accordance with the following documents which are hereby incorporated and made part of this agreement: * Agreement for Small Business Direct Install Program between Consolidated Edison Company of New York, Inc. and Willdan Energy Solutions dated as of July 2, 2012. * SBDI Pricing Sheet - Pricing to deliver an additional 70,729,221kWh * Disclosure forms dated 12/1/2011. New measures have been approved and added to Schedule 1 - Compensation. Willdan may install these measures at Con Edison’s customer locations. All other terms and conditions remain unchanged. Addendum 4/24/2013 Addendum 2 to Schedule 1 - Compensation - new measures 4/24/2013. Revision 1 The memorandum dated 5/22/2013 which identifies additional measures that may be installed during the contract term is hereby incorporated by reference. All other terms and conditions remain unchanged. Revision 2 - contact term extended through June 30, 2016 at Con Edison’s discression per section 3.4 of the agreement and the authorized funding for the BPA was reduced from $38,988,337 to $6,708,728.00. The authorized funding that was removed from this BPA covers reimbursement of customer incentives which are now being processed thorugh a different payment mechanism. The authorized funding on this agreement, $6,708,728 is equal to the amount authorized for administration of this contract $4,630,062.00 plus incentives that were processed prior to the change of the payment process $2,078,666.00. All other terms and conditions remain unchanged. Proprietary and Confidential Page 1 of 9 *** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Revision 3: Blanket Purchase Agreement 4015356, 4 Additional funding in the amount of $3,544,398 has been added to the agreement for additional Non-Incentive work associated with the acquisition of up to an additional 70,729,221 kWh energy savings through December 31, 2015 and to extend the service territory to include Manhattan, Staten Island, and Westchester. Notwithstanding anything to the contrary stated in the Agreement for Small Business Direct Install Program between Consolidated Edison Company of New York, Inc. and Willdan Energy Solutions dated as of July 2, 2012 (the “Terms”), including, without limitation, section 6.0 (Compensation) and Schedule 1 (Compensation) the parties agree as follows: 10% Hold Back: a. 2012/2013 Original Contract Retention: CE will release this upon execution of this contract modification. b. 2014 Original Contract Retention: Once WES acquires 41,000,000 kWh CE will not hold back the 10% retention on WES’s original contract for the remainder of 2014. CE will pay WES the balance of the total 2014 Original Contract retention in January 2015. c. 2014 LM Contract Retention: Once WES acquires 20,000,000 kWh CE will not hold back the 10% retention for the LM portion of the new contract for the remainder of 2014. CE will pay WES the balance of this total retention in January 2015. d. 2015 Combined Retention: CE will pay WES the total 2015 retention at the end of the contract term if 100% of the PSC savings goal is acquired. The Non-Incentive Not to Exceed Budget: $ 8,174,460. The total Incentive Not to Exceed budget: $ 53,180,267. The total number of survey reports allowed through 2015 is 43,893. The IC may proceed with 38,893 surveys through 2015 but must receive authorization from Con Edison before performance of the remaining 5,000 survey reports. The Free Measure Incentive Rates, pages S-3 through S-11 are removed. The SBDI Pricing Sheet to delivere an additional 70,729,221 kWh energy savings, is incorporated by reference above. All other terms and conditions remain unchanged. Rev. 4 created to review reference to annual limits in contract years 2014 and 2015. All other terms and conditions remain unchanged. Reference Documents: SBDI WILLDAN AGREEMENT PART 2.pdf SBDI WILLDAN AGREEMENT PART 1 .pdf Disclosure Form - Willdan Energy Solutions 12-1-11.pdf SBDI WILLDAN AGREEMENT PART 5.pdf SBDI WILLDAN AGREEMENT PART 4.pdf SBDI WILLDAN AGREEMENT PART 3.pdf New Measures to PO - 4015356.docx Measure Description Update to PO - 4015356.docx Measure Description Update to PO - 4015356.docx APPROVED - Contract Extension Request - Lockheed Martin Services (4026818) and Willdan Energy Solutions (4015356).msg Fully Signed BPA 4015356 Rev. 2.pdf SBDI Pricing Sheet rev 1 (2).pdf All prices and amounts on this order are expressed in USD Proprietary and Confidential Page 2 of 9 *** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Blanket Purchase Agreement 4015356, 4 Title Part Number/ Description Supplier Part Effective Date Expires On Quantity UOM Unit Price (USD) Amount (USD) 1 ENERGY EFFICIENCY SBDI - WILLDAN - QUEENS, BROOKLYN, BRONX - MANAGER HOUR PROGRAM 175.00 2 ENERGY EFFICIENCY SBDI - WILLDAN - QUEENS, BROOKLYN, BRONX - HOUR SALES 88.02 3 ENERGY EFFICIENCY SBDI - WILLDAN - QUEENS, BROOKLYN, BRONX - HOUR ANALYST 75.78 4 ENERGY EFFICIENCY SBDI - WILLDAN - QUEENS, BROOKLYN, BRONX - HOUR IT DEVELOPER 120.00 5 ENERGY EFFICIENCY SBDI - WILLDAN - QUEENS, BROOKLYN, BRONX - HOUR INSPECTOR 102.55 6 ENERGY EFFICIENCY SBDI - WILLDAN - QUEENS, BROOKLYN, BRONX - MANAGER HOUR WAREHOUSE 63.25 7 ENERGY EFFICIENCY SBDI - WILLDAN - QUEENS, BROOKLYN, BRONX - HOUR ACCOUNTING 80.72 8 29302000 EACH 1.00 ENERGY EFFICIENCY SBDI - WILLDAN - QUEENS, BROOKLYN, BRONX - INCENTIVES FOR INSTALLATION OF MEASURES 9 28893 EACH COMPLETED 175.00 ENERGY EFFICIENCY SBDI - WILLDAN - QUEENS, BROOKLYN, BRONX - SURVEY REPORTS Proprietary and Confidential Page 3 of 9 *** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

DRAFT Blanket Purchase Agreement 4015356, 4 Contract Terms and Conditions Table of Contents Terms and Conditions 5 Standard Terms 5 Appendix A 5 Gift Policy 8 Proprietary and Confidential Page 4 of 9

DRAFT Blanket Purchase Agreement 4015356, 4 Terms and Conditions Standard Terms Appendix A APPENDIX A - REQUIRED CLAUSES AND CERTIFICATIONS (In this document, the other Party to the contract with Con Edison is referred to as the “Contractor”) APPENDIX A - REQUIRED CLAUSES AND CERTIFICATIONS (In this document, the other party to the contract with Con Edison is referred to as the “Contractor”) As a Federal Government contractor, Con Edison must require the Contractor to agree to be bound by and comply with the following clauses and make the following certifications. Where clauses or certifications require the Contractor to be bound by and/or comply with a referenced clause or regulation or to make a referenced certification, such referenced provisions are incorporated by reference herein and have the same force and effect as if they were set forth herein in full text. Some general guidance as to the applicability of clauses or certifications incorporating such referenced provisions may be provided below. However, the referenced provisions, together with any relevant law or regulation, should also be consulted to determine applicability. RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (this clause is applicable to contracts exceeding $100,000) The Contractor agrees to be bound by and comply with the clause entitled “Restrictions On Subcontractor Sales To the Government (JUL 1995),” which is contained in Section 52.203-6 of the Federal Acquisition Regulation (section 52.203-6 of title 48 of the Code of Federal Regulations), including the requirement therein to incorporate the substance of the clause in subcontracts under this contract which exceed $100,000. ANTIKICKBACK PROCEDURES (this clause is applicable to contracts exceeding $100,000) The Contractor agrees to be bound by and comply with the clause entitled “Anti-Kickback Procedures (JUL 1995)” except for subparagraph (c)(l) thereof, which clause is contained in Section 52.203-7 of the Federal Acquisition Regulation (section 52.203-7 of title 48 of the Code of Federal Regulations), including the requirement to incorporate the substance of the clause (except for subparagraph (c)(1) thereof) in subcontracts under this contract which exceed $100,000. Proprietary and Confidential Page 5 of 9

DRAFT Blanket Purchase Agreement 4015356, 4 CONTRACTORS THAT ARE DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARRMENT BY THE FEDERAL GOVERNMENT (this clause is applicable to contracts exceeding $25,000) Con Edison is required to decline to enter into contracts in excess of $25,000 with a Contractor that has been debarred, suspended, or proposed for debarment by the Federal Government in the absence of a compelling reason to do so. When Con Edison is compelled to enter into a contract with such a Contractor, Con Edison is required to furnish certain information to the Federal Government in connection with that contract. Accordingly, the Contractor shall submit in writing to Con Edison, with any bid, offer or proposal for a contract that will exceed $25,000 and again at the time of the award of any contract that will exceed such amount, a statement as to whether or not the Contractor or any of its principals is debarred, suspended, or proposed for debarment by the Federal Government. The Contractor agrees that any action that Con Edison is required by the Federal Government to take with respect to the contract as a consequence of the Contractor’s being so debarred, suspended, or proposed for debarment shall not result in any liability of Con Edison to the Contractor. UTILIZATION OF SMALL BUSINESS CONCERNS (this clause is applicable to contracts that offer subcontracting opportunities - see the Small Business Act and regulations implementing same) The Contractor agrees to be bound by and comply with the clause entitled “Utilization Of Small Business Concerns (MAY 2004),” which is contained in Section 52.219-8 of the Federal Acquisition Regulation (section 52.219-8 of title 48 of the Code of Federal Regulations). SMALL BUSINESS SUBCONTRACTING PLAN (this clause is applicable to contracts in excess of $500,000 [$1,000,000 in the case of contracts for construction of a public facility], except for contracts awarded to small business concerns as defined by section 3 of the Small Business Act, 15 U.S.C. $ 632, and the applicable regulations in Part 121 of Title 13 of the Code of Federal Regulations) The Contractor shall adopt a subcontracting plan that complies with the requirements set forth in the Small Business Act and in the clause entitled “Small Business Subcontracting Plan (JAN 2002),” which clause is contained in Section 52.219-9 of the Federal Acquisition Regulation (section 52.219-9 of title 48 of the Code of Federal Regulations). (Subparagraphs (d) and (e) of such clause are the primary portions of the clause that concern the contents and effective implementation of subcontracting plans.) The Contractor shall insert the clause entitled “Utilization of Small Business Concerns” (see above) in subcontracts that offer further subcontracting opportunities and shall comply with the requirements for record keeping and reporting to the Federal Government (including the submission of Standard Forms 294 and/or 295). EQUAL OPPORTUNITY Proprietary and Confidential Page 6 of 9

DRAFT Blanket Purchase Agreement 4015356, 4 (this clause is applicable to all contracts unless exempted by the rules, regulations or orders of the Secretary of Labor issued under Executive Order 11246, as amended) The Contractor agrees to be bound by and to comply with the terms and conditions of the clause entitled “Equal Opportunity (APR 2002),” which is contained in Section 52.222-26 of the Federal Acquisition Regulation (section 52.222-26 of title 48 of the Code of Federal Regulations), including die requirement to include such terms and conditions in nonexempt subcontracts. The Contractor acknowledges that Con Edison is required to take such action against the Contractor with respect to the contract as may be directed by the Federal Government as a means of enforcing the terms and conditions of the Equal Opportunity clause, including the imposition of sanctions for noncompliance, and the Contractor agrees that any such action by Con Edison shall not result in any liability of Con Edison to the Contractor. The Contractor agrees to be bound by and comply with the applicable regulations contained in: (1) Parts 60-1 and 60-2 of Title 41 of the Code of Federal Regulations, which implement Executive Order 11246; (2) Part 60-250 of Title 41 of the Code of Federal Regulations, which implements section 402 of the Vietnam Era Veteran’s Readjustment Assistance Act of 1974; and (3) Part 60-741 of Title 41 of the Code of Federal Regulations, which implements section 503 of the Rehabilitation Act of 1973. PROHIBITION OF SEGREGATED FACILITIES (this clause is applicable to all contracts to which the Equal Opportunity clause, described above, is applicable) The Contractor agrees to be bound by and comply with the clause entitled “Prohibition of Segregated Facilities (FEB 1999),” which is contained in Section 52.222-21 of the Federal Acquisition Regulations (section 52.222-21 of title 48 of the Code of Federal Regulations), including the requirement to include such clause in non-exempt subcontracts. CERTIFICATION OF TOXIC CHEMICAL RELEASE REPORTING: TOXIC CHEMICAL REPORTING (these clauses are applicable to contracts exceeding $100,000) The Contractor hereby makes the certifications contained in section (b) of the clause entitled “Certification of Toxic Chemical Release Reporting (AUG 2003),” which is contained in Section 52.223-13 of the Federal Acquisition Regulations (section 52.223-13 of title 48 of the Code of Federal Regulations) and agrees to be bound by and to comply with the clause entitled ‘Toxic Chemical Release Reporting (AUG 2003),” which is contained in Section 52.223-14 of the Federal Acquisition Regulations (section 52.223-14 of title 48 of the Code of Federal Regulations). NOTICE OF EMPLOYEE RIGHTS (this clause is applicable to contracts exceeding $100,000 with contractors having a formally recognized union and Proprietary and Confidential Page 7 of 9

DRAFT Blanket Purchase Agreement 4015356, 4 that are located in jurisdictions where applicable state law does not forbid enforcement of union security agreements) The Contractor agrees to post the notice required by Chapter 470 of Title 29 of the Code of Federal Regulations, which implements Executive Order 13201. CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (this certification is applicable to contracts exceeding $100,000) The Contractor hereby makes the certifications contained in Section 52.203-11 of the Federal Acquisition Regulation (section 52.203-11 of title 48 of the Code of Federal Regulations) relating to the nonuse and nonpayment of Federal appropriated funds to influence or attempt to influence the Federal transactions specified in such certification and to the completion and submission of any documentation that may be required by such certification, and agrees to include such certifications in subcontracts under this Contract. SUBCONTRACTS FOR COMMERCIAL ITEMS (this clause is applicable to all contracts) The Contractor agrees to be bound by and to comply with the clause entitled “Subcontracts For Commercial Items (SEP 2006),” which is contained in Section 52.244-6 of the Federal Acquisition Regulations (section 52244-6 of the Code of Federal Regulations) and which also requires the Contractor to be bound by and to comply with: (0 the clause entitled “Utilization of Small Business Concerns (MAY 2004)” contained in Section 52.219-8 of the Federal Acquisition Regulations (section 52.219-8 of title 48 of the Code of Federal Regulations); (ii) the clause entitled “ Equal Opportunity (MAY 2002)” [probably should be “(APR 2002)”] contained in Section 52.222-26 of the Federal Acquisition Regulations (section 52.222-26 of title 48 of the Code of Federal Regulations); (iii) the clause entitled“ Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (SEP 2006)” contained in Section 52.222-35 of the Federal Acquisition Regulations (section 52.222-35 of title 48 of the Code of Federal Regulations); (iv) the clause entitled “Affirmative Action for Workers with Disabilities (JUN 1998) “ contained in Section 52.222-36 of the Federal Acquisition Regulations (section 52.222-36 of title 48 of the Code of Federal Regulations); (v) the clause entitled “Notification of Employee Rights Concerning Payment of Union Dues or Fees (DEC 2004)” contained in Section 52.222-39 of the Federal Acquisition Regulations (section 52.222-39 of title 48 of the Code of Federal Regulations); and (vi) the clause entitled “Preference for Privately Owned U.S.-Flag Commercial Vessels (FEB 2006).” If the contract between Con Edison and the Contractor is for the supply of “commercial items” as the quoted term is defined in Section 2.101 of the Federal Acquisition Regulation (section 2.101 of title 48 of the Code of Federal Regulations), then, to the extent that the clause entitled “Subcontracts For Commercial Items (SEP 2006)” lawfully requires only that the Contractor be bound by and comply with the text of such clause and the other clauses referenced therein rather than all of the provisions referenced in this Appendix A, the Contractor shall, with respect to the provisions in this Appendix A, only be required to (a) be bound by and comply with the clause entitled “Subcontracts For Commercial Items (SEP 2006)” and the clauses referenced in such clause, and (b) to make and comply with the provisions of the certifications that are referenced in this Appendix A. 337730 Gift Policy Proprietary and Confidential Page 8 of 9

DRAFT Blanket Purchase Agreement 4015356, 4 Gift Policy and Unlawful Conduct:Contractor is advised that it is a strict Con Edison policy that neither employees of Con Edison nor their family members, agents, or designees, shall accept gifts, whether in the form of a payment, gratuity, service, loan, thing, promise, or any other form (collectively “Gift”), from contractors, sellers, or others transacting or seeking to transact any business with Con Edison. Accordingly, Contractor, its employees, agents and subcontractors are strictly prohibited from offering or giving any Gift to any employee of Con Edison or any employee’s family member, agent, or designee, whether or not made with intent to obtain special consideration or treatment and whether or not the employee is involved in the Work to be performed under the Contract. Furthermore, Contractor is prohibited from engaging in fraudulent or unlawful conduct in the negotiation, procurement, or performance of any contract between Con Edison and the Contractor or any work performed for or on behalf of Con Edison, or in any other dealings relating to Con Edison. Contractor’s breach of any obligation of this paragraph shall be a material breach of contract entitling Con Edison to, in its sole discretion, cancel all contracts between Con Edison and Contractor, remove Contractor from its list of qualified bidders, and invoke and enforce all other rights or remedies that Con Edison may have under contract or applicable law. For the purposes of this paragraph, the term “Con Edison” shall include all of Con Edison’s affiliates, (including, but not limited to, O&R). Contractor shall promptly report any alleged violation of this policy to the Vice President of Purchasing or to the Ethics Helpline at 1-855-FOR-ETHX (1-855-367-3849). 337858 Proprietary and Confidential Page 9 of 9

Signatures

Buyer	Supplier
(Authorized Representative Signature)	(Authorized Representative Signature)

/s/ Carl Thompson	/s/ Thomas Brisbin
Name CARL THOMPSON	Name THOMAS BRISBIN
(Title) PROJECT SPECIALIST	(Title) CEO
(Date) 9/23/2014	(Date) 9/23/14